UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 10, 2026

BOXLIGHT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-37564	36-4794936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2750 Premiere Parkway, Ste. 900

Duluth, Georgia 30097

(Address of Principal Executive Offices) (Zip Code)

678-367-0809

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BOXL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 10, 2026, Boxlight Corporation, a Nevada corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”) for the purpose of voting on the matters described below.

At the Special Meeting, there were a total of 844,544 votes outstanding and eligible to be cast and there were shares representing a total of 471,607 votes present virtually or by proxy, representing approximately 55.84% of the votes eligible to be cast, which constituted a quorum.

The final voting results for the matters considered and voted on by the Company’s stockholders at the Special Meeting are set forth in more detail below.

(1)	The Company’s stockholders approved a proposal to grant discretionary authority to the Company’s board of directors (the “Board”) to (i) amend the Company’s articles of incorporation, as amended (the “Articles of Incorporation”), to effect one or more reverse stock splits of all outstanding shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Common Stock”), at a ratio of up to one share of Common Stock for 1,000 outstanding shares of Common Stock, with the exact ratio or ratios to be determined by the Board in its sole discretion, and (ii) effect such reverse stock splits, if any, within three (3) years of the date the proposal is approved by stockholders (the “Reverse Stock Splits Proposal”). The number of shares that voted for, against, abstained, and broker non-votes on this Reverse Stock Splits Proposal is summarized in the table below:

For	Against	Abstain	Broker Non-Votes
428,104	42,953	550	0

(2)	The Company’s stockholders approved, for purposes of Nasdaq Listing Rule 5635(d) of the Nasdaq Stock Market LLC (“Nasdaq”), the issuance of more than 19.99% of the Company’s outstanding shares of Class A Common Stock, (a) issuable upon conversion of the Company’s Series D Preferred Stock, which was issued and sold pursuant to that certain Securities Purchase Agreement, dated August 5, 2026, by and among the Company and the purchasers named therein (the “Securities Purchase Agreement”), (b) issuable upon conversion of the Company’s Series E Convertible Preferred Stock (the “Series E Preferred Stock”), which was issued and sold pursuant to that certain Securities Purchase Agreement, dated September 30, 2026, by and between the Company and J.J. Astor & Co. (the “Series E Securities Purchase Agreement”) and which Series E Preferred Stock votes with the Class A Common Stock on an “as converted” basis, and (c) issuable pursuant to that certain Equity Purchase Agreement, dated August 5, 2026, by and between the Company and Secure Net Capital LLC (the “ELOC”), at prices that may be less than the “minimum price” (as defined in Nasdaq Listing Rule 5635(d)), and, with respect to the Series E Preferred Stock, to approve such issuance for purposes of Nasdaq Listing Rules 5635(b) and 5635(c) and the right of the holders of the Series E Preferred Stock to vote such shares on an “as converted” basis in excess of 19.99% of the voting power of the Company outstanding as of September 30, 2026, and to approve and ratify the transactions contemplated by the Series E Securities Purchase Agreement (the “Exchange Cap Proposal”). The number of shares that voted for, against, abstained, and broker non-votes on this Exchange Cap Proposal is summarized in the table below:

For	Against	Abstain	Broker Non-Votes
302,562	4,351	98	164,596

(3)	The Company’s stockholders approved the sales or issuances of Class A Common Stock at prices below the exercise price then in effect under the existing WhiteHawk Finance LLC warrant agreement, dated as of December 31, 2021 (the “WhiteHawk Proposal”). The number of shares that voted for, against, abstained, and broker non-votes on this WhiteHawk Proposal is summarized in the table below:

For	Against	Abstain	Broker Non-Votes
304,464	2,513	34	164,596

(4)	The Company’s stockholders approved one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Stock Splits Proposal, the Exchange Cap Proposal, the WhiteHawk Proposal, the Authorized Share Increase Proposal, the J.J. Astor Proposal, the 2026 Plan Proposal and the Name Change Proposal (each as defined herein) if there are not sufficient votes at the Special Meeting to approve and adopt any or all of such proposals (the “Adjournment Proposal”). Although the Adjournment Proposal was approved, adjournment of the Special Meeting was not necessary because there were sufficient votes to approve each of the other proposals. The number of shares that voted for, against, abstained, and broker non-votes on this Adjournment Proposal is summarized in the table below:

For	Against	Abstain	Broker Non-Votes
441,583	29,309	711	4

(5)	The Company’s stockholders approved an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Class A Common Stock from 55,000,000 shares to 500,000,000 shares in order to ensure that the Company has a sufficient number of authorized but unissued shares available for the purposes described herein and for future corporate purposes, including future financings, strategic transactions, equity compensation and other general corporate purposes (the “Authorized Share Increase Proposal”). The number of shares that voted for, against, abstained, and broker non-votes on this Authorized Share Increase Proposal is summarized in the table below:

For	Against	Abstain	Broker Non-Votes
326,061	3,721	128	141,697

(6)	The Company’s stockholders approved, for purposes of Nasdaq Listing Rules 5635(b), 5635(c) and 5635(d), the issuance of shares of Class A Common Stock upon conversion of amounts outstanding under the Company’s Inventory Finance Agreement, dated May 27, 2025, as amended, with J.J. Astor & Co. (the “Inventory Finance Agreement”) (including any Make Whole Shares issuable thereunder), in excess of 19.99% of the outstanding shares of Class A Common Stock, at prices that may be less than the “minimum price” (as defined in Nasdaq Listing Rule 5635(d)) (the “J.J. Astor Proposal”). The number of shares that voted for, against, abstained, and broker non-votes on this J.J. Astor Proposal is summarized in the table below. As disclosed in the Company’s definitive proxy statement, votes cast by J.J. Astor & Co. with respect to the 167,290 shares of Class A Common Stock it held as of the record date, all of which were issued under the Inventory Finance Agreement, were not counted in determining whether the J.J. Astor Proposal was approved and are excluded from the table below:

For	Against	Abstain	Broker Non-Votes
137,312	2,282	126	164,597

(7)	The Company’s stockholders approved the Boxlight Corporation 2026 Equity Incentive Plan, including the reservation of 6,500,000 shares of Class A Common Stock for issuance thereunder (the “2026 Plan Proposal”). The number of shares that voted for, against, abstained, and broker non-votes on this 2026 Plan Proposal is summarized in the table below:

For	Against	Abstain	Broker Non-Votes
290,367	16,445	199	164,596

(8)	The Company’s stockholders approved an amendment to the Company’s Articles of Incorporation to change the name of the Company from “Boxlight Corporation” to “Boxlight Group Corporation” (the “Name Change Proposal”). The number of shares that voted for, against, abstained, and broker non-votes on this Name Change Proposal is summarized in the table below:

For	Against	Abstain	Broker Non-Votes
295,446	175,554	606	1

On November 11, 2026, the Board determined not to proceed with the Name Change Proposal and, accordingly, the Company will not file a certificate of amendment with the Nevada Secretary of State to effect the name change to “Boxlight Group Corporation.”

Item 7.01 Regulation FD Disclosure.

On November 12, 2026, the Company issued a press release announcing the results of the Special Meeting, and the Board’s determination not to proceed with the Name Change Proposal. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOXLIGHT CORPORATION

Dated: November 12, 2026
	By:	/s/ Jennifer Grabow
	Name:	Jennifer Grabow
	Title:	Interim Chief Financial Officer

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